UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 15, 2022

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16600 Swingley Ridge Road, Chesterfield, Missouri 63017

(Address of Principal Executive Offices, and Zip Code)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RGA	New York Stock Exchange
6.20% Fixed-To-Floating Rate Subordinated Debentures due 2042	RZA	New York Stock Exchange
5.75% Fixed-To-Floating Rate Subordinated Debentures due 2056	RZB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

On September 15, 2022, Reinsurance Group of America, Incorporated, a Missouri corporation (the “Company”), issued a press release announcing that it had commenced a cash tender offer (the “Tender Offer”) for any and all of its outstanding 6.20% Fixed-to-Floating Rate Subordinated Debentures due 2042 (the “Debentures”). The complete terms and conditions of the Tender Offer are set forth in an offer to purchase, letter of transmittal and notice of guaranteed delivery attached as Appendix A to the offer to purchase (collectively, the “Tender Offer Documents”) that will be sent to registered holders of the Debentures and be posted online at www.dfking.com/rga. The Tender Offer will expire at 5:00 p.m., New York City time, on September 22, 2022, unless extended or earlier terminated (the “Expiration Time”).

The applicable consideration for each $25 principal amount of Debentures validly tendered and not validly withdrawn and accepted for purchase pursuant to the Tender Offer will be $25.20.

Holders will also receive accrued and unpaid interest on the Debentures validly tendered and accepted for purchase from the applicable last interest payment date up to, but not including, the date the Company initially makes payment for such Debentures, which date is anticipated to be September 23, 2022 (the “Payment Date”). Debentures tendered by notice of guaranteed delivery and accepted for purchase are expected to be purchased on September 27, 2022, the first business day after the Notice of Guaranteed Delivery Date (as defined in the Tender Offer Documents), but payment of accrued interest on such Debentures will only be made to, but not including, the Payment Date.

The Tender Offer is conditioned on the Company’s successful completion of an offering of its new subordinated debentures due 2052 and on the other general conditions described in the Tender Offer Documents.

A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained in Item 8.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 is for informational purposes only and does not constitute an offer to purchase the Debentures.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following documents are filed as exhibits to this report:

99.1	Press Release, dated September 15, 2022.

EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: September 15, 2022	By:	/s/ Todd C. Larson
Todd C. Larson
Senior Executive Vice President and Chief Financial Officer